UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12



                          Capital Southwest Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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4)   Date Filed:

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                                       2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 2008

To the Shareholders of Capital Southwest Corporation:

         NOTICE IS HEREBY GIVEN that our annual meeting of shareholders will be held on Monday, July 21, 2008, at 10:00 a.m., Dallas time, in Meeting Room #210 of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, for the following purposes:

1. To elect six directors to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified.

2. To ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009.

     Only record holders of our common stock at the close of business on May 27, 2008 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         Your vote is important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote by: (i) mail by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided, (ii) using the Internet at www.voteproxy.com, (iii) phone by calling 1-800-776-9437, or (iv) attending the annual meeting and voting in person. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, American Stock Transfer & Trust Company, or in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares. You may revoke your proxy by (i) executing and submitting a later dated proxy card, (ii) subsequently authorizing a proxy card through the Internet or by telephone,
(iii) sending a written revocation of proxy to our Secretary at our principal executive office, or (iv) attending the annual meeting and voting in person.


                                              By Order of the Board of Directors

                                              JEFFREY G. PETERSON
                                              Secretary
May 27, 2008
Dallas, Texas

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 2008

         This proxy statement is furnished in connection with the solicitation by the board of directors of Capital Southwest Corporation, a Texas corporation, with principal executive offices at 12900 Preston Road, Suite 700, Dallas, Texas 75230, of proxies to be voted at the annual meeting of shareholders to be held on July 21, 2008 or any adjournment thereof. The date on which this proxy statement and the enclosed form of proxy are first being sent or given to our shareholders is on or about May 27, 2008. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

Purpose of the Meeting

         The annual  meeting of  shareholders  is to be held for the purposes of
(1) electing six persons to serve as our directors until the next annual meeting of shareholders, or until their respective successors shall be elected and qualified; and (2) ratifying the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009.

Who May Vote

         The record date for holders of our common stock entitled to notice of, and to vote at, the annual meeting of shareholders is the close of business on May 27, 2008, at which time we had outstanding and entitled to vote at the meeting 3,889,151 shares of common stock.

Quorum

         The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum (1,944,576 shares). Each shareholder is entitled to one vote, in person or by proxy, for each share of common stock held in its name at the close of business on the record date. Shareholders who are present, in person or by proxy, but abstain from voting on any matter will be counted as present at the meeting for purposes of constituting a quorum, but not for purposes of determining the final vote on any matter. Similarly, nominees (such as broker-dealers) who are present, in person or by proxy, but abstain or refrain from voting on any item, will be counted as present at the meeting, but not voting on any such item.

Required To Vote

         To be elected a director, each nominee must receive the favorable vote of the holders of a majority of the shares of common stock represented at the annual meeting in person or by proxy. In order to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending March 31, 2009, the ratification proposal must receive the favorable vote of a majority of the shares of common stock represented at the annual meeting in person or by proxy.

         Each proxy delivered to us, unless the shareholder otherwise specifies therein, will be voted FOR the election as directors of the persons nominated as directors and FOR the ratification of the appointment by the Audit Committee of our board of directors of Grant Thornton LLP as our independent registered public accounting firm. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification. As to any other matter or business which may be properly brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor our board of directors knows of any such other matter or business.

How You May Vote

         You may vote using any of the following methods:

o By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote in favor of proposals one and two.

o By Internet: Go to www.voteproxy.com and use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 Eastern Time on July 17, 2008. Have your proxy card in hand when you access the Web site and then follow the instructions.

o By Phone: Call 1-800-776-9437 and use any touch-tone telephone to transmit your voting instructions until 11:59 Eastern Time on July 17, 2008. Have your proxy card in hand when you call and then follow the instructions.

o By Attending the Annual Meeting In Person: You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

         You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by proxy, or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 1, 2008 by (1) each person, so far as is known to our management, who is the beneficial owner (as that term is defined in the rules and regulations of the SEC) of more than 5% of our outstanding common stock, (2) each executive officer named in the Summary Compensation Table, (3) each current director, and (4) all current directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of June 29, 2008, (60 days after May 1, 2008) through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned.

      Name and Address of                         Shares Owned       Percent of
      Beneficial Owner                            Beneficially         Class
      ----------------                            ------------         -----

      William R. Thomas..........................675,170 (1)(2)         17.4%
      12900 Preston Rd., Suite 700
      Dallas, Texas 75230
      Ned Sherwood ..............................267,484 (6)             6.9
      1133 Avenue of the Americas, Suite 2700
      New York, NY  10036
      First Manhattan Company ...................239,212 (5)             6.2
      437 Madison Avenue
      New York, New York 10022
      Gary L. Martin ............................181,533 (2)(3)          4.7
      12900 Preston Rd., Suite 700
      Dallas, Texas 75230
      William M. Ashbaugh ....................... 90,515 (2)(3)(4)       2.3
      Donald W. Burton .......................... 25,380 (7)              *
      Graeme W. Henderson .......................  9,500                  *
      Jeffrey G. Peterson .......................  7,029 (3)(4)           *
      Samuel B. Ligon ...........................  3,000                  *
      John H. Wilson ............................  2,000                  *
      All directors and executive officers
      as a group (10 persons)....................817,839 (8)            21.0

--------------
* Less than 1%.

(1) Mr. Thomas has sole voting and investment power with respect to 587,026 shares, which include 37,974 shares owned by one of his children and 206,525 shares owned by Thomas Heritage Partners, Ltd., in which Mr. Thomas has a 38.7% limited partnership interest. Mr. Thomas holds a majority interest in and is president and sole manager of Thomas Heritage Company, LLC, the sole general partner of Thomas Heritage Partners, Ltd.

(2) Messrs. Thomas, Martin and Ashbaugh direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for our employees and certain of our wholly-owned portfolio companies. Accordingly, Messrs. Thomas, Martin and Ashbaugh have shared voting and investment power with respect to the 88,144 shares, representing 2.3% of our outstanding common stock, owned by the aforementioned trust. Under the rules and regulations of the SEC, Messrs. Thomas, Martin and Ashbaugh are deemed to be the beneficial owners of such 88,144 shares, which are included in the shares beneficially owned by each of Messrs. Thomas, Martin and Ashbaugh.

(3)  Includes  871,  5,297 and 629 shares  owned by a trust  pursuant to an ESOP
     which  were   allocated   to  Messrs.   Ashbaugh,   Martin  and   Peterson,
     respectively.

(4) Includes 1,500 and 6,400 shares subject to immediately exercisable stock options held by Messrs. Ashbaugh and Peterson, respectively.

(5) As reported to us by First Manhattan Co., First Manhattan had sole voting and dispositive power with respect to 100 shares, and shared voting and dispositive power with respect to 237,512 and 239,112 shares, respectively, by reasons of advisory and other relationships with the persons who own the shares.

(6) As reported to us by Ned Sherwood, Mr. Sherwood had sole voting and dispositive power with respect to 49,938 and 63,606 shares, respectively, and shared voting and dispositive power with respect to 203,878 shares by reasons of advisory and other relationships with the persons who own the shares.

(7) Mr. Burton has sole voting and investment power with respect to 25,380 shares owned by Burton Partnership, LP, of which Mr. Burton is the general partner.

(8) Includes (a) the shares owned by the partnership and trusts referred to in notes (1), (2), (3) and (7), respectively, to the above table, (b) 9,930 shares subject to immediately exercisable stock options (including those referred to in note (4) to the above table) and (c) 37,974 shares owned by an immediate family member of Mr. Thomas.

         In addition to the beneficially owned shares reported in the above table, ESOPs for our employees and employees of certain wholly-owned portfolio companies held an aggregate of 288,111 shares (7.4% of our outstanding common stock) on May 1, 2008. Voting rights on such shares were passed through to the ESOP participants, who are entitled to vote the shares in their individual accounts on July 17, 2008. As trustee of the ESOPs, Mr. Martin has voting power with respect to shares not voted prior to July 17, 2008.


Officers:
                                            Term of                           # of
                                            Office         Principal        Portfolio         Other
                           Position(s)    and Length     Occupation(s)      Companies     Directorships
    Name, Address*          Held with         of         During Past 5      Overseen         Held by
        and Age              Company      Time Served        Years         by Officers       Officers
----------------------    ------------    -----------    --------------    ----------    ---------------
Interested Persons
------------------
Gary L. Martin                               See PROPOSAL 1: ELECTION OF DIRECTORS
Age 61

William M. Ashbaugh       Senior Vice     One year;      Senior Vice            5        CMI Holding
Age 53                    President       Senior Vice    President                       Company, Inc.;
                          and Vice        President      since 2005;                     Dennis Tool,
                          President       since 2005     Vice President                  Inc.; Palm
                                                         since 2001                      Harbor Homes;
                                                                                         Via Holdings,
                                                                                         Inc.
Jeffrey G. Peterson       Secretary,      One year;      Secretary and         11        Balco, Inc.;
Age 34                    Chief           Secretary      Chief                           BOXX
                          Compliance      and  Chief     Compliance                      Technologies,
                          Officer,        Compliance     Officer since                   Inc.; Heelys,
                          Vice            Officer        2007; Vice                      Inc.; Humac
                          President       since 2007;    President                       Company; Media
                          and             Vice           since 2005;                     Recovery, Inc.;
                          Investment      President      Investment                      PalletOne,
                          Associate       since 2005     Associate                       Inc.; The
                                                         since 2001                      RectorSeal
                                                                                         Corporation;
                                                                                         Wellogix, Inc.;
                                                                                         The Whitmore
                                                                                         Manufacturing
                                                                                         Company

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Six directors are proposed to be elected at the annual meeting to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified. Each of the named persons currently serves as a director and was nominated by the Nominating Committee. The
Nominating Committee did not receive any nominations for trust manager from any person.








                                       5

Nominees for Director:

                                            Term of                           # of
                                            Office         Principal        Portfolio         Other
                           Position(s)    and Length     Occupation(s)      Companies     Directorships
    Name, Address*          Held with         of         During Past 5      Overseen         Held by
        and Age              Company      Time Served        Years         by Officers       Officers
----------------------    ------------    -----------    --------------    ----------    ---------------
Interested Persons
------------------
William R. Thomas          Chairman of    One year;      President until         -
Age 79                     the Board,     Chairman       2007; and
                           President      since 1982;    currently
                           and Director   director       Chairman of the
                                          since 1972     Board

Gary L. Martin             President,     One year;      President of           26        Alamo Group
Age 61                     Vice           President      the Corporation                  Inc.; All
                           President      since 2007;    since 2007;                      Components,
                           and Director   director       President of                     Inc.; Heelys,
                                          since 1988     The Whitmore                     Inc.; Humac
                                                         Manufacturing                    Company;
                                                         Company and                      Lifemark
                                                         Vice President                   Group; Media
                                                         of the Company                   Recovery, Inc;
                                                         until 2007                       The RectorSeal
                                                                                          Corporation;
                                                                                          The Whitmore
                                                                                          Manufacturing
                                                                                          Company
Not Interested Persons
----------------------
Donald W. Burton           Director       One year       Chairman,               -        Knology, Inc.;
Age 64                                                   President and                    Cluster A
                                                         General Partner                  Mutual Funds
                                                         of various                       managed by
                                                         South Atlantic                   BlackRock
                                                         Venture Fund                     Advisors
                                                         Partnership
                                                         entities;
                                                         General Partner
                                                         of The Burton
                                                         Partnerships

Graeme W. Henderson        Director       One year;      Self-employed           1        Lifemark Group
Age 74                                    director       as a private
                                          since          investor and
                                          1976           consultant



                                       6

                                            Term of                           # of
                                            Office         Principal        Portfolio         Other
                           Position(s)    and Length     Occupation(s)      Companies     Directorships
    Name, Address*          Held with         of         During Past 5      Overseen         Held by
        and Age              Company      Time Served        Years         by Officers       Officers
----------------------    ------------    -----------    --------------    ----------    ---------------
Samuel B. Ligon            Director       One year;      Self-employed           1        Heelys, Inc.;
Age 69                                    director       as a private                     Jokari/US,
                                          since 2003     investor and                     Inc.; Smith
                                                         consultant                       Abrasives, Inc.

John H. Wilson             Director       One year;      President of            2        Encore Wire
Age 65                                    director       U.S. Equity                      Corporation;
                                          since 1988     Corporation, a                   Palm Harbor
                                                         venture capital                  Homes, Inc.
                                                         investment firm

*The business address of each director is 12900 Preston Road, Suite 700, Dallas, Texas 75230.

         Our Nominating Committee has determined that Messrs. Thomas and Martin are "interested persons" as defined in the Investment Company Act of 1940 and are not "independent" as defined by the Nasdaq Stock Market Listing Standards. The committee has determined that Messrs. Burton, Henderson, Ligon and Wilson are "independent" as defined by the Nasdaq Stock Market Listing Standards and they are not "interested persons" as defined by the Investment Company Act of 1940.

Vote Required

         Nominees who receive the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the annual meeting shall be re-elected as our directors. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may give each nominee one vote for each share you hold. The proxy holders intend to vote the shares represented by proxies to elect the six nominees to the board set forth in Proposal 1.

Board Recommendation

         The board recommends that you vote "For" each of the nominees to the board set forth in this Proposal 1.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During our fiscal year ended March 31, 2008, our board of directors held ten meetings. The board of directors has established an Audit Committee, a Compensation Committee and a Nominating Committee to assist the board in carrying out its duties. During the year, our Audit Committee held seven meetings, our Compensation Committee held four meetings and our Nominating Committee held one meeting. Mr. Thomas (Chairman) attended less than 75% of the total number of board and committee meetings on which the directors served. All directors who were serving at the time attended our 2007 annual meeting of shareholders.

Committee Member Independence

         All of the members of the Audit Committee, the Compensation Committee and the Nominating Committee are "independent" as defined by the Nasdaq Stock Market Listing Standards and the Sarbanes-Oxley Act of 2002 and they are not "interested persons" as defined by the Investment Company Act of 1940.

Audit Committee

         The Audit Committee members are Messrs. Ligon (Chairman), Henderson and Wilson. The committee assists the board in fulfilling its responsibilities for general oversight of: (1) our accounting and financial reporting processes and the integrity of our financial statements; (2) our systems of internal accounting and financial controls; (3) the independence, qualification and performance of our independent auditors; and (4) our compliance with ethics policies and legal and regulatory requirements relating to financial statements and reporting. The committee has the responsibility for selecting our independent registered public accounting firm and pre-approving audit and non-audit services. Among other things, the committee prepares a report for inclusion in the annual proxy statement; reviews the Audit Committee charter and the committee's performance; approves the scope of the annual audit; and reviews our corporate policies with respect to financial reporting and valuation of our investments. The committee also oversees investigations into complaints concerning financial matters. The committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the committee deems necessary to carry out its duties. The committee has determined that Messrs. Burton, Henderson, Ligon and Wilson are "independent" as defined by the Nasdaq Stock Market Listing Standards and they are not "interested persons" as defined by the Investment Company Act of 1940.

         The duties and responsibilities of the Audit Committee are set forth in the Amended and Restated Audit Committee Charter, which the board of directors adopted on May 27, 2003. A copy of the Amended and Restated Audit Committee Charter is available on our website at www.capitalsouthwest.com.

Nominating Committee

         The Nominating Committee members are Messrs. Wilson (Chairman), Burton, Henderson and Ligon. The committee has the responsibility to (1) determine and recommend to the board the slate of director nominees to be proposed to our shareholders; (2) identify and recommend to the board individuals qualified to become board members; and (3) insure that the board and its committees are appropriately constituted. The committee will consider director nominations made by shareholders, who should send nominations to our corporate secretary, Jeffrey
G. Peterson. Shareholder nominations proposed for consideration by the committee must include the nominee's name and qualifications for board membership. See "Shareholder Proposals" on page 23. The committee has determined that Messrs. Burton, Henderson, Ligon and Wilson are "independent" as defined by the Nasdaq

Stock Market Listing Standards and they are not "interested persons" as defined by the Investment Company Act of 1940.

         The committee seeks to identify, and the board of directors selects, director candidates who (1) have significant experience that is relevant and beneficial to the board of directors and the Company, (2) are willing and able to make sufficient time commitments to the Company's affairs in order to perform their duties as directors, including regular attendance of board and committee meetings, (3) have a record of character and integrity, and (4) represent the interests of the Company's shareholders. The evaluation process for nominees is the same regardless of the source of the recommendation. A copy of the Nominating Committee Charter is available via the Internet at www.capitalsouthwest.com.

Compensation Committee

         The Compensation Committee members are Messrs. Wilson (Chairman), Burton, Henderson and Ligon. The committee (1) discharges the board's responsibilities to establish the compensation of our executives, recommending to the board any proposed changes in the basic elements of the Company's compensation programs and any proposed stock option grants; (2) makes an annual report on executive compensation for inclusion in our annual proxy statement;
(3) reviews and discusses with management and recommends to the board the Company's Compensation Discussion and Analysis for inclusion in each year's proxy statement; and (4) provides oversight for our compensation structure, including our equity compensation plans and benefits programs. Other specific duties and responsibilities of the committee include reviewing and approving objectives relative to executive officers' compensation; approving and amending our incentive compensation and stock option programs (subject to shareholder approval if required); and annually evaluating the committee's performance and its charter. A copy of the Compensation Committee Charter is available via the Internet on our website at www.capitalsouthwest.com/investors/governance. The committee has determined that Messrs. Burton, Henderson, Ligon and Wilson are "independent" as defined by the Nasdaq Stock Market Listing Standards and they are not "interested persons" as defined by the Investment Company Act of 1940.

         Annually, the committee (1) reviews the objectives and structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation and its general compensation plans and employee benefit plans (including retirement plans); (2) evaluates the performance of the chief executive officer in light of the objectives of the Company's executive compensation plans, and determines his compensation level based on this evaluation; and (3) in conjunction with the Company's chief executive officer, reviews and determines the compensation of all other executive and key employees, in light of the goals and objectives of the Company's executive compensation plans. Periodically, as the committee deems necessary or desirable, and pursuant to the applicable equity-based compensation plan, the committee will recommend that the board grant stock options (usually at five year intervals) to officers or employees of the Company for such number of shares of common stock as the committee shall deem to be in the best interest of the Company.

Compensation Committee Interlocks and Insider Participation

         None of our executive officers served as a member of the Compensation Committee of the board of directors or as a director of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Certain Relationships and Related Party Transactions

         The president is responsible for reviewing and approving all material transactions with any related party. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members.

         To identify related party transactions, each year, in addition to the ongoing reporting obligations our our related parties, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual's private interest interferes with the interests of the Company as a whole. Our Code of Business Conduct and Ethics, which is signed by all employees and directors on an annual basis, requires all directors, officers and employees who have a conflict of interest to immediately notify the president or secretary. If there were any actions or relationships that might give rise to a conflict of interest, such actions or relationships would be reviewed and pre-approved by the Board of Directors.

         We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and fair manner. A copy of our Code of Business Conduct and Ethics will be mailed to shareholders without charge upon request to Jeffrey G. Peterson at 12900 Preston Road, Suite 700, Dallas, TX 75230. Additionally, a copy is available via the Internet at our website (www.capitalsouthwest.com).

         There were no related party transactions for the fiscal year ended March 31, 2008.

                      COMPENSATION DISCUSSION AND ANALYSIS

         The objectives of our compensation programs are to attract, retain and motivate competent executive officers who have the experience and ability to contribute to the success of the Company's investment management activities. The individual judgments made by the Compensation Committee are subjective and are based largely on the recommendations of the chief executive officer and the committee's perception of each executive's contribution to both the Company's past performance and its long-term growth potential. The committee attempts to insure that the total compensation paid to each executive officer is fair, reasonable, competitive and motivational. Periodically, the committee reviews survey data on similar positions with similar companies.

         This report provides information regarding the compensation programs in place for the Company's principal executive officer, principal financial officer and four other highly compensated executive officers (Named Executive Officers or "NEOs") for the year ended March 31, 2008. It includes information regarding, among other things, the objectives of the Company's compensation programs and each element of compensation that we provide. The principal elements of compensation for executive officers are base salary, discretionary bonus awards, stock options granted under the stock option plan, contributions to the Employee Stock Ownership Plan ("ESOP") and funding of a defined benefit retirement plan.

Role of Executive Officers in Compensation Decisions

         The committee reviews the performance of our chief executive officer and determines the amount of his base salary and annual bonus.

         Gary L. Martin, our chief executive officer, annually reviews the performance of all officers and key employees with the committee, together with recommendations of base salaries, bonuses and stock option grants based on these reviews. The committee then exercises its discretion in modifying any recommended salaries, bonuses or stock options. The committee approves for submission to the board recommendations regarding stock option grants for all of our officers and employees.

Base Salaries

         Base salaries were determined by the Compensation Committee in July 2007 for each of the executive officers on an individual basis, taking into consideration individual contributions to overall company performance, length of tenure, compensation levels for comparable positions and internal equities among positions. Because we place more emphasis on those compensation elements which are linked to long-term results, our base salaries are generally lower than those paid by other companies of our size and type. In July 2007, the committee set the base salary of our chief executive officer, Gary L. Martin, at $250,000 per annum. Salaries of other NEOs are shown in the Summary Compensation Table. The base salaries of our other NEOs are deemed appropriate in relation to the salary levels for comparable positions shown in the VCComp 2007 Compensation Survey.

Bonus Awards

         In addition to base salaries, certain executive officers received bonus awards in March 2008, the amounts of which were determined by the committee on a discretionary basis. The amounts of bonuses to NEOs are influenced by a number of factors, including the extent and duration of the Company's growth, the individual's contribution to achieving overall company growth over both long-term and short-term time horizons and the individual's creativity and effectiveness. March 2008 year-end bonuses totaled $330,000. The bonuses of our other NEOs are deemed appropriate in relation to their performance and the data on comparable positions shown in the VCComp 2007 Compensation Survey.

Stock Options

         Our Stock Option Plan enables the Company to provide the following to its executives: (1) incentive compensation commensurate with the creation of stockholder value; (2) opportunities for increased stock ownership by executives; and (3) competitive levels of total compensation over a long time horizon.

         Options are granted at the Nasdaq Stock Market's closing price of the Company's stock on the date of grant and thus will have no ultimate value unless the value of the Company's stock appreciates. The Company has never granted options with an exercise price that is less than the closing price of the Company's common stock on the grant date, nor has it granted options which are priced on a date other than the grant date. The committee believes stock options provide a significant incentive for the option holders to enhance the value of the Company's common stock by continually improving the Company's performance and its investment results.

         Options granted are generally exercisable on or after the first anniversary of the date of grant in five to ten annual installments and have a term of ten years. Upon termination or retirement, option holders have 30 days to exercise options to purchase vested shares except in the case of death or disability (subject to a 6-month limitation). Prior to the exercise of options, holders have no rights as stockholders with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. The board does retain the right to make option holders whole in certain situations, e.g. liquidating dividend or distribution.

         From time to time, the committee has recommended and the board of directors has granted qualified and non-qualified stock options to executive officers and investment associates. Stock option award levels vary among participants based on their positions within the Company. On July 16, 2007, options to purchase 25,000 shares at $152.98 per share were granted to Gary L. Martin, who joined the Company as President and CEO.

         Giving effect to the option grants described above, the options exercised during the year and the cancellation of Susan K. Hodgson's 4,000 options upon her resignation, outstanding options at March 31, 2008 totaled 70,400 shares, equivalent to a 1.8% fully-diluted equity interest.

Employee Stock Ownership Plan

         We maintain an Employee Stock Ownership Plan ("ESOP") for our employees as part of the ESOP of one of our wholly-owned portfolio companies in which our NEOs participate. Employees who have completed one year of credited service, as defined in the plan, are eligible to participate in the ESOP. Contributions to the ESOP are discretionary, within limits established by the Internal Revenue Code. Funds contributed to the trust established under the ESOP are applied by the trustees to the purchase, in the open market at prevailing market prices, of our common stock. A participant's interest in contributions to the ESOP fully vests after five years (three years effective April 1, 2008) of credited service, and such vested interest is distributed to a participant at retirement, death or total disability, or after a one year break in service resulting from termination of employment for any other reason. Thus, the ESOP rewards long-term employees, aligning their interests with those of the Company's long-term shareholders. See note (3) to the table under "Stock Ownership of Certain Beneficial Owners."

         A significant equity incentive is provided by the ESOP, to which the Compensation Committee authorized a contribution equivalent to 10% of each participating employee's covered compensation for the fiscal year ended March 31, 2008, subject to limits imposed by the Internal Revenue Service ("IRS"). Based on the Internal Revenue Code Section 410(b) coverage testing requirements, 10.0% of each participating employee's covered compensation was contributed to the ESOP. The sum of such contributions was $94,210.

Retirement Plans

         We maintain a qualified defined benefit, non-contributory retirement plan for our employees ("Participants") and employees of certain of our wholly-owned portfolio companies. Certain NEOs, including Messrs. Ashbaugh, Peterson and Martin now participate in this retirement plan. We also maintain a Restoration Plan that provides benefits to the Participants in the qualified plan as are necessary to fulfill the intent of our retirement plan without regard to the limitations imposed by the Internal Revenue Code of 1986. The Restoration Plan is unfunded and non-qualified.

         The retirement benefits payable to our NEOs depend on the Participant's years of service under our plan and their final average monthly compensation determined by averaging the five consecutive years of highest compensation prior to retirement. For pension calculation purposes, earnings include salaries and bonuses (excluding all other compensation) reported in the Summary Compensation Table. For a more detailed explanation of our pension plans, and the present value of the accumulated benefits of our named executive officers, see "Executive Compensation - Pension Benefits Table" on page 17.

         We and the Compensation Committee believe that the retirement plans described above are important parts of our compensation program. These plans assist us in retaining our executive officers because their retirement benefits increase for each year of employment.

Severance Pay Agreements

         Severance Pay Agreements have been established with certain executive officers of the Company. The Agreements provide severance benefits for an officer whose employment is involuntarily terminated without cause or who resigns following a salary reduction or a significant reduction in job responsibilities subsequent to a "change in control" of the Company. A change in control is deemed to occur if (i) the Company becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of its assets are sold to or acquired by another person, corporation or group of associated persons acting in concert; (ii) the Company becomes a subsidiary of another corporation or is merged or consolidated with or into another corporation, or substantially all of the assets or more than 50% of the outstanding voting stock of the Company are sold to or acquired by another person, corporation or group of associated persons acting in concert; (iii) a person who has not owned 10% or more of the common stock for ten years acquires 25% or more of the outstanding common stock; or (iv) there is a change of a majority of the directors of the Company and such new directors have not been approved by the incumbent directors.

         The Severance Pay Agreements provide, subject to the limitations set forth below, that an officer would be entitled to an amount equal to the sum of his annual base salary plus, if such officer has completed more than five years of service, an additional amount equal to his monthly base salary for each year of completed service in excess of five years. Although it is not now possible to determine with certainty the amounts which the officers named in the Summary Compensation Table might receive under the Agreements, such officers could receive a lump-sum payment in an amount not exceeding the lesser of (i) two times his annual compensation, or (ii) 24 times his monthly base salary at the date of termination.

Accounting for Stock-Based Compensation

         Beginning  on  April  1,  2003,   the  Company  began   accounting  for
stock-based payments relating to its Stock Option Program in accordance with the requirements of FASB Statement 123(R).

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Company's board of directors has reviewed and discussed with management the above Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company's proxy statement on Schedule 14A and, by reference, its annual report on Form 10-K.

         The foregoing report is provided by the following directors who constitute the Committee.

                                                     Compensation Committee
                                                     John H. Wilson, Chairman
                                                     Donald W. Burton
                                                     Graeme W. Henderson
                                                     Samuel B. Ligon

The following tables provide information about compensation for our senior executive team which includes the required disclosures about our named executive officers.

                                           Summary Compensation Table

                                                                  Change in
                                                                   Pension
                                                                  Value and
                                                                Nonqualified
                                                                  Deferred      All Other
                        Fiscal                         Option   Compensation  Compensation
    Name                 Year    Salary     Bonus    Awards (1) Earnings (2)       (3)         Total
    ----                 ----    ------     -----    ---------- ------------       ---         -----

Gary L. Martin           2008  $256,261  $160,417    452,960 (4) $264,934       $22,500    $1,157,072
President and Chief      2007   210,673    79,135          -      128,230        24,217       442,255
Executive Officer        2006   196,154    63,846          -      141,959        18,928       420,887

William M. Ashbaugh      2008   227,500    89,583     78,254       34,690        22,500       452,527
Senior Vice President    2007   217,500    59,167     72,389       22,391        22,000       393,447
                         2006   207,500    58,750          -       21,671        21,000       308,921

Jeffrey G. Peterson      2008   161,250    66,875     31,276        7,323        22,500       289,224
Secretary, Chief         2007   143,750    36,250     36,410        3,752        18,000       238,162
Compliance Officer and   2006   120,000    35,208          -        3,448        15,521       174,177
Vice President

-------------
(1)  The amounts  represent  the portion of the grant which was expensed in that year  pursuant  to SFAS No.  123R.  The grant  date  value,  determined  in accordance  with SFAS No.  123R,  for the 2007  grant is  reflected  in the
     Grants of  Plan-Based  Awards table below.  See Note 6 of the  consolidated financial  statements  in the  Company's  Annual  Report for the year ended
     March 31, 2008 regarding assumptions underlying valuation of equity awards.

(2) Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under all pension plans (including restoration plan). See Note 7 of the consolidated financial statements in the Company's Annual Report for the year ended March 31, 2008 regarding assumptions used in determining the amounts.

(3)  Includes  amounts  accrued  for  each  executive   officer  in  lieu  of  a
     contribution to his account in an ESOP and amounts  contributed to the ESOP accounts of each executive officer.

(4)  The amount includes Gary Martin's  $305,000 vested interest in The Whitmore
     Manufacturing Company's Phantom Stock Option Plan accrued in that year pursuant to Internal Revenue Code Section 409A.









                                       15

                                Grants of Plan-Based Awards

                              All Other                                       Exercise
                            Option Awards:   Estimated Future Payouts         or Base
                              Number of     Under Equity Incentive Plan       Price of    Grant Date
                              Securities             Awards                   Option      Fair Value
                     Grant    Underlying   -------------------------------    Awards         of
Name                 Date     Options (#)   Threshold   Target    Maximum     ($/Sh)      Option (1)
----                 ----     -----------   ---------   ------    -------     ------      ----------
Gary L. Martin      7/16/07      25,000         -          -         -       $152.98      $1,044,425

----------
(1)  Grant date fair value is determined in accordance  with SFAS No. 123R. This grant  date fair value is  expensed  over the  vesting  period of the award under SFAS No. 123R, and is reflected in the Summary  Compensation Table in the  year  it  is  expensed.  See  Note  6 of  the  Consolidated  Financial
     Statements in the Company's annual report for the year ended March 31, 2008 regarding assumptions underlying valuation of equity awards.

                        Outstanding Equity Awards at Fiscal Year-End

         The following table sets forth certain information with respect to the value of all unexercised options previously awarded to the NEOs as of March 31, 2008.

                                           Option Awards
                                 ----------------------------------
                                     Number of         Number of
                                     Securities        Securities
                                     Underlying        Underlying
                                     Unexercised       Unexercised
                                      Options           Options            Option           Option
  Name                           (#) Exercisable  (#) Unexercisable    Exercise Price   Expiration Date
  ----                           ---------------  -----------------    --------------   ---------------
Gary L. Martin                            -             25,000             $152.98         7/16/2017
William M. Ashbaugh                       -              7,500               65.70         8/27/2011
                                      1,500             13,500               93.49         5/15/2016
Jeffrey G. Peterson                   5,400                  -               65.00         7/16/2011
                                      1,000              9,000               93.49         5/15/2016

                             Option Exercises and Stock Vested

         The following table sets forth certain information with respect to the options exercised by the NEOs during the fiscal year ended March 31, 2008.

                                                    Option Awards
                                     -------------------------------------------
                                                                 Value Realized
                                        Number of Shares              On
   Name                              Acquired on Exercise (#)   Exercise ($) (1)
   ----                              ------------------------   ----------------
William M. Ashbaugh                        2,000                   $204,968
Jeffrey G. Peterson                          100                     10,700



                                       16

-----------------
(1)  The value realized on exercise was the number of shares exercised times the difference  between our closing  stock price on the  exercise  date and the exercise price of the options.

                                      Pension Benefits

         The following table sets forth information with respect to retirement benefits of the NEOs.

                                                      Number of      Present Value      Payments
                                                   Years Credited   of Accumulated    During Last
           Name                      Plan Name       Service (#)      Benefit ($)   Fiscal Year ($)
           ----                      ---------       -----------      -----------   ---------------
William R. Thomas                Retirement Plan       45.917         $1,868,002        $304,574
                                 Restoration Plan      45.917            851,442         135,768

William M. Ashbaugh              Retirement Plan        6.583            107,995            -
                                 Restoration Plan       6.583             20,319            -

Gary L. Martin                   Retirement Plan       35.333          1,007,607            -
                                 Restoration Plan      35.333            309,210            -

Jeffrey G. Peterson              Retirement Plan        6.667             21,894            -

         Our chairman of the board, William R. Thomas, is entitled to a substantially increased annual retirement benefit as a result of his service beyond the normal retirement age and to an additional annual retirement benefit as a result of his credited service prior to April 1972 under a retirement benefit formula of our retirement plan which was modified for credited service subsequent to April 1972. Section 401(a)(9) of the Internal Revenue Code required that Mr. Thomas begin receiving monthly retirement benefit payments on April 1, 2000 because of his age and ownership of more than 5% of our common stock. Retirement benefits payable (for life only) to Mr. Thomas under the retirement plan and retirement restoration plan total $440,342 per annum.

         The Retirement Plan for Employees of Capital Southwest  Corporation and
Its Affiliates is a non-contributory defined benefit pension plan providing annual retirement benefits to eligible employees. It is assumed that retirement occurs at age 65 and that benefits are payable only during the employee's lifetime. The amount of the monthly retirement benefit payable beginning at age
65 is equal to (i) 1.2% of final average monthly compensation in the five successive calendar years out of the last ten completed calendar years that gives the highest average multiplied by years of credited service (not in excess of 35 years) plus (ii) 0.65% of that portion of the final average monthly compensation which exceeds social security benefits in effect on the date of retirement times credited service (not in excess of 35 years).

         Benefits provided under the Retirement Plan are based on compensation up to a maximum limit under the Internal Revenue Code (which was $225,000 in 2007). In addition, benefits provided under the Retirement Plan may not exceed a benefit limit under the Internal Revenue Code (which was $180,000 payable as a single life annuity beginning at normal retirement age in 2007). Benefits under



                                       17

the Restoration Plan provide the difference when the benefit is computed without plan limitations.

         The assumptions used to develop the actuarial present value of the accumulated benefit obligation to each NEO was determined in accordance with SFAS No. 158, "Employers Accounting for Defined Benefit Pension and Other
Postretirement Plans," as of the pension plan measurement date utilized in our audited financial statements for the year ended March 31, 2008.

               Director Compensation for the Fiscal Year Ended March 31, 2008

                                  Fees Earned or
   Name                            Paid in Cash         Total
   -----                           ------------         -----
Donald W. Burton                     $36,000           $36,000
Graeme W. Henderson                   36,000            36,000
Samuel B. Ligon                       36,000            36,000
William R. Thomas                     67,000            67,000
John H. Wilson                        35,000            35,000

         In addition to reimbursement of travel expenses for attendance at board meetings, a director who is not our employee receives an annual fee of $32,000 for service as a director. In addition, non-employee directors receive $1,000 for each directors' meeting attended (excluding telephone meetings), limited to a total of $4,000 per year, and receive no fees for attending committee meetings. The chairman of the board receives an extra annual fee of $60,000. We pay no fees for telephone meetings of the board or its committees. For fiscal years ending after March 31, 2008, this compensation structure places a maximum of $36,000 on fees payable to each non-employee director and a maximum of $96,000 on fees paid to the chairman.

                       Additional Compensation Information

         The following table sets forth additional compensation information for the fiscal year ended March 31, 2008 for each of the three highest-paid executive officers whose compensation exceeded $60,000 and for all other directors (Donald W. Burton, Graeme W. Henderson, Samuel B. Ligon and John H.
Wilson), who are not our employees.

                                                      Pension or
                                                  Retirement Benefits    Estimated Annual
      Name and                     Aggregate            Accrued           Corporation's
 Principal Position              Compensation     as Part of Expenses       Retirement
-------------------              ------------     -------------------       ----------
Gary L. Martin                 $1,157,072 (1)             (3)                  (4)
   President and CEO

William M. Ashbaugh               459,727 (1)             (3)                  (4)
   Senior Vice President



                                       18

                                                      Pension or
                                                  Retirement Benefits    Estimated Annua
      Name and                     Aggregate            Accrued           Corporation's
 Principal Position              Compensation     as Part of Expenses       Retirement
-------------------              ------------     -------------------       ----------
Jeffrey G. Peterson               296,424 (1)             (3)                  (4)
   Vice President

Donald W. Burton                   36,000 (2)            None                  None
   Director

Graeme  W. Henderson               36,000 (2)            None                  None
   Director

Samuel B. Ligon                    36,000 (2)            None                  None
   Director

William R. Thomas                 355,285 (2)             (3)                  (4)
   Chairman of the Board

John H. Wilson                     35,000 (2)            None                  None
   Director

----------------
(1) See "Outstanding Equity Awards at Fiscal Year-End" and "Option Exercises and Stock Vested" for information regarding stock options exercised during or held at the end of the fiscal year ended March 31, 2008. See "Retirement Plans" for information on our Retirement Plan and Retirement Restoration Plan. See "Employee Stock Ownership Plan" for a description of our ESOP and "Summary Compensation Table" for amounts accrued and contributed to each officer's ESOP account.

(2) Directors who are not our employees are compensated as described under "Director Compensation for the Fiscal Year Ended March 31, 2008" and are not participants in our retirement plan or ESOP.

(3) As described in note 8 to our Consolidated Financial Statements, the Retirement Plan was overfunded and therefore generated a benefit for the year ended March 31, 2008. After deducting the expense of the unfunded Retirement Restoration Plan, our net benefit attributable to both plans was $327,345 for the year ended March 31, 2008. Our net benefit is not allocated to individual plan participants.

(4) Individual retirement benefits are based on formulas relating benefits to average final compensation and years of credited service. See "Pension Benefits" which includes a description of the retirement benefits.

                             AUDIT COMMITTEE REPORT

         The Audit Committee consists of three members of the Company's board of directors. Each member is an independent director as required by Sarbanes-Oxley and Nasdaq. In addition, the board of directors has determined that Samuel B. Ligon is an Audit Committee Financial Expert as defined by SEC rules.

         The committee oversees the Company's financial reporting process on behalf of the board of directors. Management is responsible for the financial statements and the reporting process, including the Company's system of internal control. In fulfilling our oversight responsibilities, the committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of the valuation of restricted securities and other significant judgments; and the clarity of disclosures in the financial statements. The committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or accounting principles generally accepted in the United States ("GAAP"). The committee relies, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.

         The committee reviewed with Grant Thornton LLP, who is responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The committee discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards (SAS) No. 141 "The Auditor's
Communication with those Charged with Governance," SAS 99 "Consideration of Fraud in Financial Statement Audits," and SEC Rules discussed in Final Release Nos. 33-8183 and 33-8183a. In addition, the committee discussed with Grant Thornton LLP their independence from management and the Company, including the matters in the written disclosures and letter we received from them as required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with their independence.

         The committee discussed with Grant Thornton LLP the overall scope and plans for their audit and also met with them, with and without management present, to discuss the results of their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

         The committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2008 with management and Grant Thornton LLP and also discussed with management and Grant Thornton the process used to support certifications by our chief executive officer and chief financial officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC. In addition, the committee reviewed and discussed the Company's progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 5 regarding the audit of internal control over financial reporting.

         Based on the reviews and discussions referred to above and subject to the limitations on the committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors (and the board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2008 for filing with the SEC. The committee has selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009, and has presented the selection to the shareholders for ratification.

                                                     Audit Committee
                                                     Samuel B. Ligon, Chairman
                                                     Graeme W. Henderson
                                                     John H. Wilson

       PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                                ACCOUNTING FIRM

         The Audit Committee, in accordance with its charter, has appointed the firm of Grant Thornton LLP as independent registered accounting firm to audit our financial statements for the fiscal year ending March 31, 2009. We are asking the shareholders to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the fiscal year ending March 31, 2009. In order to ratify the appointment of Grant Thornton LLP as our independent registered accounting firm for the year ending March 31, 2009, the proposal must receive the favorable vote of a majority of the shares represented in person or by proxy at the annual meeting. If shareholders fail to ratify the appointment, the Audit Committee may reconsider the appointment.

         A representative of Grant Thornton LLP will be present at the annual meeting to make a statement regarding our financial statements for the fiscal year ended March 31, 2008 and to respond to appropriate questions you may have.

         The board recommends that you vote "For" the ratification of the appointment of Grant Thornton LLP as our independent registered accounting firm.

Audit and Other Fees

         The following table sets forth fees for services rendered by Grant Thornton LLP for the fiscal years ended March 31, 2008 and March 31, 2007.

                                                   2008             2007
                                                   ----             ----
        Audit Fees(1)                           $119,500         $108,550
        Audit-Related Fees                         4,134           12,500
        Tax Fees((2))                              7,382            6,000
        All Other Fees(3)                        324,650              -0-
                                                --------         --------
        Total Fees                              $455,666         $127,050
                                                ========         ========

-------------------
(1) Represents fees paid for professional services provided in connection with the audit of our annual financial statements, internal controls and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with our statutory and regulatory filings.

(2) Represents fees for services provided in connection with tax compliance, tax advice and tax planning.

(3) Represents fees paid for professional services provided in connection with the restatement of our Form 10-K for the year ended March 31, 2007 and Form 10-Q for the quarter ended June 30, 2007.

         The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP is compatible with maintaining Grant Thornton's independence. At its regularly scheduled and special meetings, the audit committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants, Grant Thornton LLP. In accordance with its charter, the Audit Committee approves in advance all audit and tax services to be provided by Grant Thornton LLP. In other cases, the chairman of the Audit Committee, an independent member of our board, has the delegated authority from the committee to pre-approve certain additional services, and such pre-approvals are communicated to the full committee at its next meeting. During the fiscal year 2008, all services were pre-approved by the Audit Committee in accordance with this policy.

                          COMMUNICATION WITH DIRECTORS

         Shareholders who wish to send communications to independent members of the board should address such communications to John H. Wilson, independent director, at 1000 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, TX 75240.

         Any complaint regarding accounting, internal accounting controls or auditing matters should be mailed to John H. Wilson, independent director and Audit Committee member, at 1000 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, TX 75240. Written complaints may be submitted anonymously.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely upon a review of the copies of such forms furnished to us, we believe that each of our officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the fiscal year ended March 31, 2008.

                                  OTHER MATTERS

         As of the mailing date of this proxy statement, the board of directors knows of no other matters to be presented at the meeting. Should any of the matters requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

         Any shareholder who intends to present a proposal at the annual meeting in the year 2009, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary, Jeffrey G. Peterson, at 12900 Preston Road, Suite 700, Dallas, Texas 75230, no later than February 2, 2009. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

         Any shareholder who intends to bring business to the annual meeting in the year 2009, but not include the proposal in our proxy statement, or to nominate a person to the board of directors, must also give written notice to our corporate secretary, Jeffrey G. Peterson at the address set forth in the preceding paragraph, by February 2, 2009.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by our directors, officers and employees, who will not receive additional compensation for such services. We will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by us.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the fiscal year ended March 31, 2008 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A copy of the fiscal 2008 Annual Report on Form 10-K, as filed with the SEC, will be mailed to shareholders without charge upon request to Jeffrey G. Peterson, Secretary, Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230.

         A copy of the Form 10-K is available via the Internet at our website (www.capitalsouthwest.com) and the EDGAR version of such report is available at the SEC's website (www.sec.gov).

                          Capital Southwest Corporation
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- JULY 21, 2008

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                     BOARD OF DIRECTORS OF THE CORPORATION.

     The undersigned (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Southwest Corporation, a Texas corporation, (the "Corporation") to be held on Monday, July 21, 2008, at 10:00 a.m., Dallas time, in Meeting Room #210 of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, and the Proxy Statement in connection therewith; and (2) appoints Samuel
B. Ligon, William R. Thomas and John H. Wilson, and each of them, his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          CAPITAL SOUTHWEST CORPORATION

                                  July 21, 2008



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE __
--------------------------------------------------------------------------------

1.   Election of Directors:

                               NOMINEES:

___  FOR ALL NOMINEES          ( )  Donald W. Burton
                               ( )  Graeme W. Henderson
___  WITHOLD AUTHORITY         ( )  Samuel B. Ligon
     FOR ALL NOMINEES          ( )  Gary L. Martin
                               ( )  William R. Thomas
___  FOR ALL EXCEPT            ( )  John H. Wilson
     (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ( )


2. Proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009.


     FOR                     AGAINST                 ABSTAIN

    _____                     _____                   _____


     This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named at the left hereof and for the proposal described in (2) above.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.



__________________________________________________________
To change the address on your account, please check the box at right and indicate your new address in _____ the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.



Signature of
Shareholder: ____________________________________  Date: _____________

Signature of
Shareholder: ____________________________________  Date: _____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.